UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________________________________________________
FORM 8-K
__________________________________________________________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 7, 2022
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CURO GROUP HOLDINGS CORP.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-38315	90-0934597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3615 North Ridge Road, Wichita, Kansas		67205
(Address of Principal Executive Offices)		(Zip Code)

(316) 772-3801
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________________________
Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	CURO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2of the Securities Exchange Act of 1934(§240.12b-2of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01 Other Events

On December 28, 2021, CURO Group Holdings Corp. (the "Company") filed a Current Report on Form 8-K with the Securities and Exchange Commission to report the completion of its acquisition of SouthernCo, Inc., a Delaware corporation d/b/a Heights Finance ("Heights"), from SouthernCo Holdings, LLC, a Delaware limited liability company ("Seller"). The Company acquired Heights Finance as of December 27, 2021.

The pro forma financial information required to be filed by Item 9.01(b) of Form 8-K is included in this Current Report.

ITEM 9.01 Financial Statements and Exhibits

(a). Financial Statements of Business Acquired

The audited consolidated financial statements of SouthernCo, Inc. and its subsidiaries as of and for the years ended December 31, 2020 and 2019, together with the related notes to the consolidated financial statements, are included as Exhibit 99.1 to this Current Report and are incorporated by reference herein.

(b). Pro Forma Financial Information

The unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2021, together with the unaudited notes to the financial statements, are included as Exhibit 99.2 to this Current Report and are incorporated by reference herein. The unaudited pro forma statement of operations gives effect to the acquisition and related transactions.

(d). Exhibits

Exhibit Number	Description
23.1	Consent of RSM US LLP
99.1
Audited Consolidated Financial Statements of SouthernCo, Inc. and Subsidiaries as of and for the years ended December 31, 2020 and 2019, together with the related notes to the consolidated financial statements

99.2	Unaudited Pro Forma Combined Statement of Operations of the Company as of and for the year ended December 31, 2021, together with the related notes to the financial statements
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 7th day of March, 2022.

                        CURO Group Holdings Corp.
                        By: /s/ Roger Dean______
                        Roger Dean
                        Executive Vice President and Chief Financial Officer